EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended			Six Months Ended
	June 30,		Percentage	June 30,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$3,734	$3,305	13%	$7,200	$6,371	13%
Net card fees	520	532	(2)	1,041	1,064	(2)
Travel commissions and fees	434	407	7	820	772	6
Other commissions and fees	497	439	13	997	892	12
Securitization income, net (A)	N/A	(2)	—	N/A	139	—
Other	485	670	(28)	911	1,120	(19)
Total non-interest revenues	5,670	5,351	6	10,969	10,358	6
Interest income
Interest and fees on loans	1,657	1,081	53	3,432	2,373	45
Interest and dividends on investment securities	125	196	(36)	242	350	(31)
Deposits with banks and other	16	11	45	29	39	(26)
Total interest income	1,798	1,288	40	3,703	2,762	34
Interest expense
Deposits	137	105	30	265	190	39
Short-term borrowings	1	7	(86)	2	34	(94)
Long-term debt and other	472	435	9	941	878	7
Total interest expense	610	547	12	1,208	1,102	10
Net interest income	1,188	741	60	2,495	1,660	50
Total revenues net of interest expense	6,858	6,092	13	13,464	12,018	12
Provisions for losses
Charge card	96	237	(59)	323	573	(44)
Cardmember loans	540	1,303	(59)	1,228	2,717	(55)
Other	16	44	(64)	44	97	(55)
Total provisions for losses	652	1,584	(59)	1,595	3,387	(53)
Total revenues net of interest expense after provisions for losses	6,206	4,508	38	11,869	8,631	38

Expenses
Marketing and promotion	802	352	#	1,397	697	100
Cardmember rewards	1,198	1,029	16	2,416	1,875	29
Cardmember services	122	131	(7)	271	242	12
Salaries and employee benefits	1,315	1,370	(4)	2,642	2,623	1
Professional services	636	599	6	1,197	1,118	7
Occupancy and equipment	379	392	(3)	763	750	2
Communications	97	106	(8)	192	210	(9)
Other, net	62	111	(44)	144	154	(6)
Total	4,611	4,090	13	9,022	7,669	18
Pretax income from continuing operations	1,595	418	#	2,847	962	#
Income tax provision	578	76	#	945	177	#
Income from continuing operations	1,017	342	#	1,902	785	#
Loss from discontinued operations, net of tax	—	(5)	#	—	(11)	#
Net income	$1,017	$337	#	$1,902	$774	#
Income from continuing operations attributable to common shareholders (B)	$1,004	$107	#	$1,877	$474	#
Net income attributable to common shareholders (B)	$1,004	$102	#	$1,877	$463	#

# - Denotes a variance of more than 100%.

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the three and six months ended June 30, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred shares dividends and related accretion of $22 million and $94 million for the three and six months ended June 30, 2009, and (iii) earnings allocated to participating share awards and other items of $13 million and $1 million for the three months ended June 30, 2010 and 2009, respectively, and $25 million and $5 million for the six months ended June 30, 2010 and 2009, respectively.

(Preliminary)

American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	June 30,	December 31,
	2010	2009

Assets
Cash	$21	$16
Accounts receivable	37	38
Investment securities	17	24
Loans	53	30
Other assets	16	16
Total assets	$144	$124

Liabilities and Shareholders’ Equity
Customer deposits	$28	$26
Short-term borrowings	3	2
Long-term debt	69	52
Other liabilities	29	30
Total liabilities	129	110

Shareholders’ equity	15	14
Total liabilities and shareholders’ equity	$144	$124

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended			Six Months Ended
	June 30,		Percentage	June 30,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$3,645	$2,881	27%	$7,183	$5,983	20%
International Card Services	1,108	1,113	—	2,247	2,157	4
Global Commercial Services	1,084	998	9	2,106	1,936	9
Global Network & Merchant Services	1,068	916	17	2,065	1,773	16
	6,905	5,908	17	13,601	11,849	15
Corporate & Other, including adjustments and eliminations	(47)	184	#	(137)	169	#

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$6,858	$6,092	13	$13,464	$12,018	12

Pretax income (loss) from continuing operations
U.S. Card Services	$828	$(256)	#	$1,505	$(278)	#
International Card Services	201	71	#	385	100	#
Global Commercial Services	240	94	#	376	216	74
Global Network & Merchant Services	417	366	14	832	752	11
	1,686	275	#	3,098	790	#
Corporate & Other	(91)	143	#	(251)	172	#

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,595	$418	#	$2,847	$962	#

Net income (loss)
U.S. Card Services	$522	$(153)	#	$950	$(160)	#
International Card Services	160	78	#	311	130	#
Global Commercial Services	117	67	75	209	148	41
Global Network & Merchant Services	269	239	13	536	489	10
	1,068	231	#	2,006	607	#

Corporate & Other	(51)	111	#	(104)	178	#
Income from continuing operations	1,017	342	#	1,902	785	#
Loss from discontinued operations, net of tax	—	(5)	#	—	(11)	#

NET INCOME	$1,017	$337	#	$1,902	$774	#

# - Denotes a variance of more than 100%.

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended				Six Months Ended
	June 30,		Percentage		June 30,		Percentage
	2010	2009	Inc/(Dec)		2010	2009	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$0.84	$0.09	#	%	$1.58	$0.41	#	%
Loss from discontinued operations	—	—	—		—	(0.01)	#
Net income attributable to common shareholders	$0.84	$0.09	#	%	$1.58	$0.40	#	%

Average common shares outstanding (millions)	1,190	1,162	2%		1,188	1,159	3%

DILUTED
Income from continuing operations attributable to common shareholders	$0.84	$0.09	#	%	$1.57	$0.41	#	%
Loss from discontinued operations	—	—	—		—	(0.01)	#
Net income attributable to common shareholders	$0.84	$0.09	#	%	$1.57	$0.40	#	%

Average common shares outstanding (millions)	1,197	1,165	3%		1,194	1,161	3%

Cash dividends declared per common share	$0.18	$0.18	—%		$0.36	$0.36	—%

Selected Statistical Information

	Quarters Ended			Six Months Ended
	June 30,		Percentage	June 30,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)

Return on average equity (A)	23.5%	13.2%		23.5%	13.2%
Return on average common equity (A)	23.2%	12.0%		23.2%	12.0%
Return on average tangible common equity (A)	30.0%	15.6%		30.0%	15.6%
Common shares outstanding (millions)	1,202	1,189	1%	1,202	1,189	1%
Book value per common share	$12.08	$11.28	7%	$12.08	$11.28	7%
Shareholders’ equity (billions)	$14.5	$13.4	8%	$14.5	$13.4	8%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

American Express Company
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,		Percentage
	2010	2009	Inc/(Dec)
Card billed business (A):
United States	$119.7	$104.8	14%
Outside the United States	55.6	46.6	19
Total	$175.3	$151.4	16
Total cards-in-force (millions) (B):
United States	49.0	49.8	(2)%
Outside the United States	39.9	38.7	3
Total	88.9	88.5	—
Basic cards-in-force (millions) (B):
United States	38.1	38.7	(2)%
Outside the United States	35.2	33.9	4
Total	73.3	72.6	1

Average discount rate (C)	2.56%	2.55%
Average basic cardmember spending (dollars) (D)	$3,288	$2,712	21%
Average fee per card (dollars) (D)	$37	$35	6%
Average fee per card adjusted (dollars) (D)	$41	$39	5%

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D)  Average basic cardmember spending and average fee per card are computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force.  The card fees related to cardmember loans included in interest and fees on loans were $48 million and $45 million for the quarters ended June 30, 2010 and 2009, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans).  The amount of amortization excluded was $56 million and $62 million for the quarters ended June 30, 2010 and 2009, respectively.  The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,		Percentage
	2010	2009	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$34.6	$31.4	10%
Loss reserves (millions):
Beginning balance	$498	$810	(39)%
Provisions for losses on authorized transactions (A)	55	221	(75)
Net write-offs	(121)	(340)	(64)
Other	8	23	(65)
Ending balance	$440	$714	(38)
% of receivables	1.3%	2.3%
Net write-off rate - USCS	1.6%	5.2%
30 days past due as a % of total - USCS	1.5%	2.6%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.10%	0.27%
90 days past billing as a % of total - ICS/GCS	1.0%	2.3%

Worldwide cardmember loans - (GAAP basis portfolio) (B):
Total loans	$57.3	$32.5	76%
30 days past due loans as a % of total	2.8%	4.3%
Loss reserves (millions):
Beginning balance	$5,314	$3,013	76%
Adoption of new GAAP consolidation standard	N/A	N/A
Provisions for losses on authorized transactions	520	1,291	(60)
Net write-offs - principal	(867)	(847)	2
Net write-offs - interest and fees	(92)	(131)	(30)
Other	(9)	(107)	(92)
Ending balance	$4,866	$3,219	51
Ending Reserves - principal	$4,743	$3,035	56
Ending Reserves - interest and fees	$123	$184	(33)
% of loans	8.5%	9.9%
% of past due	307%	230%
Average loans	$57.5	$35.2	63%
Net write-off rate	6.0%	9.6%
Net interest income divided by average loans (C) (D)	8.3%	8.4%
Net interest yield on cardmember loans (C)	9.6%	9.7%

Worldwide cardmember loans - (managed basis portfolio) (E):
Total loans	$57.3	$62.9	(9)%
30 days past due loans as a % of total	2.8%	4.3%
Net write-offs - principal (millions)	$867	$1,541	(44)
Average loans	$57.5	$63.9	(10)%
Net write-off rate	6.0%	9.7%
Net interest yield on cardmember loans (C)	9.6%	10.1%

# - Denotes a variance of more than 100%.

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components. Adjustments to cardmember receivables resulting from unauthorized transactions have been reclassified from this line to “Other” for all periods presented.

(B) For periods ended on or prior to December 31, 2009, the Company’s cardmember loans and related debt performance information on a GAAP basis was referred to as the “owned” basis presentation.  The information presented on a GAAP basis for the quarter ended June 30, 2009 includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of GAAP governing the accounting for transfers of financial assets and consolidation of variable interest entities (the “new GAAP”). Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 20 for a discussion of  GAAP basis information.

(C)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(D)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(E)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans.  The adoption of new GAAP on January 1, 2010  resulted in accounting for both the Company’s securitized and non-securitized cardmember loans in the consolidated financial statements.  As a result, the Company’s 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable.  Refer to page 20 for a discussion of managed basis information.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Revenues
Non-interest revenues
Discount revenue	$3,734	$3,466	$3,645	$3,373	$3,305
Net card fees	520	521	549	538	532
Travel commissions and fees	434	386	439	383	407
Other commissions and fees	497	500	438	448	439
Securitization income, net (A)	N/A	N/A	190	71	(2)
Other	485	426	518	449	670
Total non-interest revenues	5,670	5,299	5,779	5,262	5,351
Interest income
Interest and fees on loans	1,657	1,775	1,036	1,059	1,081
Interest and dividends on investment securities	125	117	225	229	196
Deposits with banks and other	16	13	11	9	11
Total interest income	1,798	1,905	1,272	1,297	1,288
Interest expense
Deposits	137	128	126	109	105
Short-term borrowings	1	1	1	2	7
Long-term debt and other	472	469	435	432	435
Total interest expense	610	598	562	543	547
Net interest income	1,188	1,307	710	754	741
Total revenues net of interest expense	6,858	6,606	6,489	6,016	6,092
Provisions for losses
Charge card	96	227	141	143	237
Cardmember loans	540	688	560	989	1,303
Other	16	28	47	46	44
Total provisions for losses	652	943	748	1,178	1,584
Total revenues net of interest expense after provision for losses	6,206	5,663	5,741	4,838	4,508

Expenses
Marketing and promotion	802	595	713	504	352
Cardmember rewards	1,198	1,218	1,178	983	1,029
Cardmember services	122	149	143	132	131
Salaries and employee benefits	1,315	1,327	1,196	1,261	1,370
Professional services	636	561	715	575	599
Occupancy and equipment	379	384	495	374	392
Communications	97	95	99	105	106
Other, net	62	82	241	(14)	111
Total	4,611	4,411	4,780	3,920	4,090
Pretax income from continuing operations	1,595	1,252	961	918	418
Income tax provision	578	367	251	276	76
Income from continuing operations	1,017	885	710	642	342
Income (Loss) from discontinued operations, net of tax	—	—	6	(2)	(5)
Net income	$1,017	$885	$716	$640	$337
Income from continuing operations attributable to common shareholders (B)	$1,004	$873	$701	$634	$107
Net income attributable to common shareholders (B)	$1,004	$873	$707	$632	$102

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the quarter ended June 30, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred shares dividends and related accretion of $22 million for the quarter ended June 30, 2009 and (iii) earnings allocated to participating share awards and other items of $13 million for the quarter ended June 30, 2010, $12 million for the quarter ended March 31, 2010, $9 million for the quarter ended December 31, 2009, $8 million for the quarter ended September 30, 2009, and $1 million for the quarter ended June 30, 2009, respectively.

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Total revenues net of interest expense
U.S. Card Services	$3,645	$3,538	$3,188	$2,982	$2,881
International Card Services	1,108	1,139	1,215	1,157	1,113
Global Commercial Services	1,084	1,022	1,072	975	998
Global Network & Merchant Services	1,068	997	1,031	976	916
	6,905	6,696	6,506	6,090	5,908
Corporate & Other, including adjustments and eliminations	(47)	(90)	(17)	(74)	184

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$6,858	$6,606	$6,489	$6,016	$6,092

Pretax income (loss) from continuing operations
U.S. Card Services	$828	$677	$646	$218	$(256)
International Card Services	201	184	40	136	71
Global Commercial Services	240	136	141	148	94
Global Network & Merchant Services	417	415	322	371	366
	1,686	1,412	1,149	873	275

Corporate & Other	(91)	(160)	(188)	45	143

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,595	$1,252	$961	$918	$418

Net income (loss)
U.S. Card Services	$522	$428	$413	$158	$(153)
International Card Services	160	151	69	133	78
Global Commercial Services	117	92	100	102	67
Global Network & Merchant Services	269	267	200	248	239
	1,068	938	782	641	231

Corporate & Other	(51)	(53)	(72)	1	111
Income from continuing operations	1,017	885	710	642	342
Income (Loss) from discontinued operations, net of tax	—	—	6	(2)	(5)

NET INCOME	$1,017	$885	$716	$640	$337

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$0.84	$0.74	$0.59	$0.54	$0.09
Income from discontinued operations	—	—	0.01	—	—
Net income attributable to common shareholders	$0.84	$0.74	$0.60	$0.54	$0.09

Average common shares outstanding (millions)	1,190	1,185	1,179	1,178	1,162

DILUTED
Income from continuing operations attributable to common shareholders	$0.84	$0.73	$0.59	$0.54	$0.09
Income (Loss) from discontinued operations	—	—	0.01	(0.01)	—
Net income attributable to common shareholders	$0.84	$0.73	$0.60	$0.53	$0.09

Average common shares outstanding (millions)	1,197	1,191	1,184	1,181	1,165

Cash dividends declared per common share	$0.18	$0.18	$0.18	$0.18	$0.18

Selected Statistical Information

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Return on average equity (A)	23.5%	18.0%	14.6%	11.7%	13.2%
Return on average common equity (A)	23.2%	17.1%	13.6%	10.4%	12.0%
Return on average tangible common equity (A)	30.0%	22.2%	17.6%	13.5%	15.6%
Common shares outstanding (millions)	1,202	1,198	1,192	1,189	1,189
Book value per common share	$12.08	$11.21	$12.08	$11.72	$11.28
Shareholders’ equity (billions)	$14.5	$13.4	$14.4	$13.9	$13.4

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

American Express Company
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Card billed business (A):
United States	$119.7	$108.0	$115.0	$106.5	$104.8
Outside the United States	55.6	53.0	57.6	50.1	46.6
Total	$175.3	$161.0	$172.6	$156.6	$151.4
Total cards-in-force (millions) (B):
United States	49.0	48.8	48.9	49.4	49.8
Outside the United States	39.9	39.2	39.0	39.0	38.7
Total	88.9	88.0	87.9	88.4	88.5
Basic cards-in-force (millions) (B):
United States	38.1	38.1	38.2	38.6	38.7
Outside the United States	35.2	34.4	34.3	34.3	33.9
Total	73.3	72.5	72.5	72.9	72.6

Average discount rate (C)	2.56%	2.55%	2.51%	2.54%	2.55%
Average basic cardmember spending (dollars) (D)	$3,288	$3,012	$3,209	$2,898	$2,712
Average fee per card (dollars) (D)	$37	$37	$39	$37	$35
Average fee per card adjusted (dollars) (D)	$41	$40	$42	$41	$39

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D)  Average basic cardmember spending and average fee per card are computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force.  The card fees related to cardmember loans included in interest and fees on loans were $48 million for the quarter ended June 30, 2010, $51 million for the quarter ended March 31, 2010, $54 million for the quarter ended December 31, 2009, $47 million for the quarter ended September 30, 2009, and $45 million for the quarter ended June 30, 2009, respectively.  The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans).  The amount of amortization excluded for these periods was $56 million for the quarter ended June 30, 2010, $51 million for the quarter ended March 31, 2010, $54 million for the quarter ended December 31, 2009, $57 million for the quarter ended September 30, 2009, and $62 million for the quarter ended June 30, 2009, respectively.  The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Worldwide cardmember receivables:
Total receivables	$34.6	$33.7	$33.7	$32.1	$31.4
Loss reserves (millions):
Beginning balance	$498	$546	$599	$714	$810
Provisions for losses on authorized transactions (A)	55	184	116	118	221
Net write-offs (B)	(121)	(244)	(194)	(265)	(340)
Other	8	12	25	32	23
Ending balance	$440	$498	$546	$599	$714
% of receivables	1.3%	1.5%	1.6%	1.9%	2.3%
Net write-off rate - USCS	1.6%	1.7%	1.9%	3.2%	5.2%
30 days past due as a % of total - USCS	1.5%	1.9%	1.8%	2.2%	2.6%
Net loss ratio (as a % of charge volume) - ICS/GCS (B) (C)	0.10%	0.38%	0.22%	0.28%	0.27%
90 days past billing as a % of total - ICS/GCS (B)	1.0%	0.9%	1.6%	1.9%	2.3%

Worldwide cardmember loans - (GAAP basis portfolio) (D):
Total loans	$57.3	$57.6	$32.8	$31.5	$32.5
30 days past due loans as a % of total	2.8%	3.3%	3.6%	4.0%	4.3%
Loss reserves (millions):
Beginning balance	$5,314	$3,268	$3,359	$3,219	$3,013
Adoption of new GAAP consolidation standard (E)	N/A	$2,531	N/A	N/A	N/A
Provisions for losses on authorized transactions	520	670	544	973	1,291
Net write-offs - principal	(867)	(1,035)	(589)	(731)	(847)
Net write-offs - interest and fees	(92)	(114)	(72)	(90)	(131)
Other	(9)	(6)	26	(12)	(107)
Ending balance	$4,866	$5,314	$3,268	$3,359	$3,219
Ending Reserves - principal	$4,743	$5,161	$3,172	$3,246	$3,035
Ending Reserves - interest and fees	$123	$153	$96	$113	$184
% of loans	8.5%	9.2%	10.0%	10.7%	9.9%
% of past due	307%	277%	279%	264%	230%
Average loans	$57.5	$59.3	$31.8	$32.3	$35.2
Net write-off rate	6.0%	7.0%	7.4%	9.1%	9.6%
Net interest income divided by average loans (F) (G)	8.3%	8.9%	8.9%	9.3%	8.4%
Net interest yield on cardmember loans (F)	9.6%	10.3%	10.0%	10.2%	9.7%

Worldwide cardmember loans - (managed basis portfolio) (H):
Total loans	$57.3	$57.6	$61.8	$60.7	$62.9
30 days past due loans as a % of total	2.8%	3.3%	3.6%	4.0%	4.3%
Net write-offs - principal (millions)	$867	$1,035	$1,106	$1,327	$1,541
Average loans	$57.5	$59.3	$60.9	$61.8	$63.9
Net write-off rate	6.0%	7.0%	7.3%	8.6%	9.7%
Net interest yield on cardmember loans (F)	9.6%	10.3%	10.3%	10.2%	10.1%

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components. Adjustments to cardmember receivables resulting from unauthorized transactions have been reclassified from this line to “Other” for all periods presented.

(B)  Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services and Global Commercial Services are written off when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services and approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratios and decreased the 90 days past billing metrics for these segments, but did not have a substantial impact on provisions for losses. If these amounts had been excluded from net write-offs, the combined net loss ratio for International Card Services/Global Commercial Services for the first quarter of 2010 would have been 0.13%.

(C)  Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been restated for this change as it was deemed immaterial.

(D)  For periods ended on or prior to December 31, 2009, the Company’s cardmember loans and related debt performance information on a GAAP basis was referred to as the “owned” basis presentation. The information presented on a GAAP basis for such periods includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans . Refer to page 20 for a discussion of  GAAP basis information.

(E)  Reflects the new GAAP effective January 1, 2010, which resulted in the consolidation of the American Express Credit Account Master Trust (the Lending Trust), reflecting $29.0 billion of additional cardmember loans along with a $2.5 billion loan loss reserve on the Company’s balance sheets.

(F)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(G)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(H)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans. The adoption of new GAAP on January 1, 2010  resulted in accounting for both the Company’s securitized and non-securitized cardmember loans in the consolidated financial statements. As a result, the Company’s 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable.  Refer to page 20 for a discussion of managed basis information.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,		Percentage
	2010	2009	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$2,534	$2,271	12%
Securitization income, net (A)	N/A	(2)	—
Interest income	1,315	758	73
Interest expense	204	146	40
Net interest income	1,111	612	82
Total revenues net of interest expense	3,645	2,881	27
Provisions for losses	519	1,190	(56)
Total revenues net of interest expense after provisions for losses	3,126	1,691	85
Expenses
Marketing, promotion, rewards and cardmember services	1,386	1,021	36
Salaries and employee benefits and other operating expenses	912	926	(2)
Total	2,298	1,947	18
Pretax segment income (loss)	828	(256)	#
Income tax provision (benefit)	306	(103)	#
Segment income (loss)	$522	$(153)	#

# - Denotes a variance of more than 100%.

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(Preliminary)

U.S. Card Services
Selected Financial Information
Managed Basis Presentation

The following table sets forth portfolio financial information for the quarters ended June 30, 2010 and June 30, 2009. The June 30, 2010 financial information was determined in accordance with the new GAAP effective January 1, 2010. The June 30, 2009 information includes the GAAP (“owned” basis) presentation, together with the adjustments for securitization activity to arrive at the “managed” (non-GAAP) basis presentation. For additional information, see “Cardmember Loan Portfolio Presentations” below.

(Millions)

	Quarters Ended
	June 30,			Percentage
	2010	2009		Inc/(Dec)

Income Statement Data
Discount revenue, net card fees and other:
Reported for the period (GAAP)	$2,534	$2,271		12%
Securitization adjustments	N/A	79		—
Managed discount revenue, net card fees and other	$2,534	$2,350		8

Interest income:
Reported for the period (GAAP)	$1,315	$758		73
Securitization adjustments	N/A	771		—
Managed interest income	$1,315	$1,529		(14)

Securitization income, net: (A)
Reported for the period (GAAP)	N/A	$(2)		—
Securitization adjustments	N/A	2		—
Managed securitization income, net	N/A	$—		—

Interest expense:
Reported for the period (GAAP)	$204	$146		40
Securitization adjustments	N/A	48		—
Managed interest expense	$204	$194		5

Provisions for losses:
Reported for the period (GAAP)	$519	$1,190		(56)
Securitization adjustments	N/A	836	(B)	—
Managed provisions for losses	$519	$2,026	(B)	(74)

# - Denotes a variance of more than 100%.

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Includes provisions for losses for off-balance sheet cardmember loans based on the same methodology as applied to on-balance sheet cardmember loans, except that any quarterly adjustment to reserve levels for on-balance sheet loans to address external environmental factors was not applied to adjust the provision expense for the securitized portfolio.

Cardmember Loan Portfolio Presentations

For periods ended on or prior to December 31, 2009, the Company’s non-securitized cardmember loans and related debt performance information on a GAAP basis was referred to as the “owned” basis presentation. For such periods, the Company also provided such information on a non-GAAP “managed” basis. Unlike the GAAP basis presentation, the managed basis presentation in such periods assumed there had been no off-balance sheet securitizations for the Company’s U.S. Card Services segment (the Company does not currently securitize its international cardmember loans), resulting in the inclusion of all securitized and non-securitized cardmember loans and related debt in the Company’s performance information.

Under the GAAP basis presentation for periods ended on or prior to December 31, 2009, prior to a securitization, revenues and expenses from cardmember loans and related debt were reflected in the Company’s income statements in other commissions and fees, net interest income and provisions for losses for cardmember loans. At the time of a securitization transaction, the securitized cardmember loans were removed from the Company’s balance sheet, and the resulting gain on sale was reflected in securitization income, net, as well as a reduction to provisions for losses (credit reserves were no longer recorded for the cardmember loans once sold). Over the life of a securitization transaction, the Company recognized the net cash flow from interest and fee collections on interests sold to investors (the investors’ interests) after deducting interest paid on the investors’ certificates, credit losses, contractual service fees, other expenses and changes in the fair value of the interest-only strip (referred to as “excess spread”). These amounts, in addition to servicing fees and the non-credit components of the gains/(losses) from securitization activities were reflected in securitization income, net. The Company also recognized interest income over the life of the securitization transaction related to the interest it retained (i.e., the seller’s interest).

At the maturity of a securitization transaction, cardmember loans on the balance sheet increased, and the impact of the incremental required loss reserves was recorded in provisions for losses.

Under the managed basis presentation for periods ended on or prior to December 31, 2009, revenues and expenses related to securitized cardmember loans and related debt are reflected in other commissions and fees (included in discount revenue, net card fees and other), interest income, interest expense and provisions for losses. In addition, there is no securitization income, net as this presentation assumes no securitization transactions have occurred.

Historically, the Company included U.S. Card Services information on a managed basis, as that was the manner in which the Company’s management viewed and managed the business. Management believed that a full picture of trends in the Company’s cardmember loans business could only be derived by evaluating the performance of both securitized and non-securitized cardmember loans, as the presentation of the entire cardmember loan portfolio was more representative of the economics of the aggregate cardmember relationships and ongoing business performance and related trends over time. The managed basis presentation also provided investors a more comprehensive assessment of the information necessary for the Company and investors to evaluate the Company’s market share.

The adoption of new GAAP on January 1, 2010 resulted in accounting for both the Company’s securitized and non-securitized cardmember loans in the consolidated financial statements.  As a result, the Company’s 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable.

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,		Percentage
	2010	2009	Inc/(Dec)

Card billed business	$94.6	$84.1	12%
Total cards-in-force (millions)	39.6	40.2	(1)%
Basic cards-in-force (millions)	29.5	29.8	(1)%
Average basic cardmember spending (dollars)	$3,212	$2,667	20%

U.S. Consumer Travel:
Travel sales (millions)	$840	$696	21%
Travel commissions and fees/sales	7.9%	8.5%

Total segment assets	$82.4	$54.1	52%
Segment capital (millions) (A)	$5,997	$5,501	9%
Return on average segment capital (B)	26.9%	4.9%
Return on average tangible segment capital (B)	29.2%	5.2%

Cardmember receivables:
Total receivables	$17.3	$15.9	9%
30 days past due as a % of total	1.5%	2.6%
Average receivables	$17.1	$15.7	9%
Net write-off rate	1.6%	5.2%

Cardmember loans - (GAAP basis portfolio) (C):
Total loans	$49.0	$23.6	# %
30 days past due loans as a % of total	2.7%	4.4%
Average loans	$49.1	$26.5	85%
Net write-off rate	6.2%	10.3%
Net interest income divided by average loans (D) (E)	9.1%	9.3%
Net interest yield on cardmember loans (D)	9.3%	8.8%

Cardmember loans - (managed basis portfolio) (F):
Total loans	$49.0	$54.0	(9)%
30 days past due loans as a % of total	2.7%	4.4%
Average loans	$49.1	$55.1	(11)%
Net write-off rate	6.2%	10.0%
Net interest yield on cardmember loans (D)	9.3%	9.7%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) For periods ended on or prior to December 31, 2009, the Company’s cardmember loans and related debt performance information on a GAAP basis was referred to as the “owned” basis presentation. The information presented on a GAAP basis for the quarter ended June 30, 2009 includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 20 for a discussion of  GAAP basis information.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(E)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(F)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans.  The adoption of new GAAP on January 1, 2010  resulted in accounting for both the Company’s securitized and non-securitized cardmember loans in the consolidated financial statements.  As a result, the Company’s 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable.  Refer to page 20 for a discussion of managed basis information.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Revenues
Discount revenue, net card fees and other	$2,534	$2,317	$2,377	$2,262	$2,271
Securitization income, net (A)	N/A	N/A	190	71	(2)
Interest income	1,315	1,411	754	776	758
Interest expense	204	190	133	127	146
Net interest income	1,111	1,221	621	649	612
Total revenues net of interest expense	3,645	3,538	3,188	2,982	2,881
Provisions for losses	519	687	346	850	1,190
Total revenues net of interest expense after provisions for losses	3,126	2,851	2,842	2,132	1,691
Expenses
Marketing, promotion, rewards and cardmember services	1,386	1,301	1,306	1,050	1,021
Salaries and employee benefits and other operating expenses	912	873	890	864	926
Total	2,298	2,174	2,196	1,914	1,947
Pretax segment income (loss)	828	677	646	218	(256)
Income tax provision (benefit)	306	249	233	60	(103)
Segment income (loss)	$522	$428	$413	$158	$(153)

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(Preliminary)

U.S. Card Services
Selected Financial Information
Managed Basis Presentation

The following table sets forth portfolio financial information for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009. The June 30, 2010 and March 31, 2010 financial information was determined in accordance with the new GAAP effective January 1, 2010. The December 31, 2009, September 30, 2009 and June 30, 2009 information includes the GAAP (“owned”) basis presentation, together with the adjustments for securitization activity to arrive at the “managed” (non-GAAP) basis presentation. For additional information, please see “Cardmember Loan Portfolio Presentations” discussion on page 20.

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,		September 30,		June 30,
	2010	2010	2009		2009		2009

Income Statement Data
Discount revenue, net card fees and other:
Reported for the period (GAAP)	$2,534	$2,317	$2,377		$2,262		$2,271
Securitization adjustments	N/A	N/A	71		82		79
Managed discount revenue, net card fees and other	$2,534	$2,317	$2,448		$2,344		$2,350

Interest income:
Reported for the period (GAAP)	$1,315	$1,411	$754		$776		$758
Securitization adjustments	N/A	N/A	726		714		771
Managed interest income	$1,315	$1,411	$1,480		$1,490		$1,529

Securitization income, net (A):
Reported for the period (GAAP)	N/A	N/A	$190		$71		$(2	)
Securitization adjustments	N/A	N/A	(190	)	(71	)	2
Managed securitization income, net	N/A	N/A	$—		$—		$—

Interest expense:
Reported for the period (GAAP)	$204	$190	$133		$127		$146
Securitization adjustments	N/A	N/A	55		58		48
Managed interest expense	$204	$190	$188		$185		$194

Provisions for losses:
Reported for the period (GAAP)	$519	$687	$346		$850		$1,190
Securitization adjustments	N/A	N/A	572	(B)	529	(B)	836	(B)
Managed provisions for losses	$519	$687	$918	(B)	$1,379	(B)	$2,026	(B)

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Includes provisions for losses for off-balance sheet cardmember loans based on the same methodology as applied to on-balance sheet cardmember loans, except that any quarterly adjustment to reserve levels for on-balance sheet loans to address external environmental factors was not applied to adjust the provision expense for the securitized portfolio.

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Card billed business	$94.6	$84.9	$92.1	$85.2	$84.1
Total cards-in-force (millions)	39.6	39.5	39.5	39.8	40.2
Basic cards-in-force (millions)	29.5	29.4	29.5	29.7	29.8
Average basic cardmember spending (dollars)	$3,212	$2,884	$3,112	$2,851	$2,667

U.S. Consumer Travel:
Travel sales	$0.8	$0.7	$0.6	$0.6	$0.7
Travel commissions and fees/sales	7.9%	7.8%	8.5%	8.4%	8.5%

Total segment assets	$82.4	$75.3	$57.9	$53.2	$54.1
Segment capital (A)	$6.0	$5.3	$6.0	$5.5	$5.5
Return on average segment capital (B)	26.9%	15.8%	8.0%	2.6%	4.9%
Return on average tangible segment capital (B)	29.2%	17.2%	8.7%	2.8%	5.2%

Cardmember receivables:
Total receivables	$17.3	$16.6	$17.8	$15.9	$15.9
30 days past due as a % of total	1.5%	1.9%	1.8%	2.2%	2.6%
Average receivables	$17.1	$16.7	$16.5	$15.8	$15.7
Net write-off rate	1.6%	1.7%	1.9%	3.2%	5.2%

Cardmember loans - (GAAP basis portfolio) (C):
Total loans	$49.0	$49.2	$23.5	$22.7	$23.6
30 days past due loans as a % of total	2.7%	3.3%	3.7%	4.2%	4.4%
Average loans	$49.1	$50.5	$22.7	$23.4	$26.5
Net write-off rate	6.2%	7.2%	8.0%	9.8%	10.3%
Net interest income divided by average loans (D) (E)	9.1%	9.8%	10.9%	11.0%	9.3%
Net interest yield on cardmember loans (D)	9.3%	10.0%	9.4%	9.4%	8.8%

Cardmember loans - (managed basis portfolio) (F):
Total loans	$49.0	$49.2	$52.6	$51.9	$54.0
30 days past due loans as a % of total	2.7%	3.3%	3.7%	4.1%	4.4%
Average loans	$49.1	$50.5	$51.8	$52.9	$55.1
Net write-off rate	6.2%	7.2%	7.5%	8.9%	10.0%
Net interest yield on cardmember loans (D)	9.3%	10.0%	10.0%	9.8%	9.7%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) For periods ended on or prior to December 31, 2009, the Company’s cardmember loans and related debt performance information on a GAAP basis was referred to as the “owned” basis presentation. The information presented on a GAAP basis for such periods includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 20 for a discussion of  GAAP basis information.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(E)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(F)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans.  The adoption of new GAAP on January 1, 2010  resulted in accounting for both the Company’s securitized and non-securitized cardmember loans in the consolidated financial statements.  As a result, the Company’s 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable.  Refer to page 20 for a discussion of managed basis information.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,		Percentage
	2010	2009	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$865	$838	3%
Interest income	342	376	(9)
Interest expense	99	101	(2)
Net interest income	243	275	(12)
Total revenues net of interest expense	1,108	1,113	—
Provisions for losses	90	302	(70)
Total revenues net of interest expense after provisions for losses	1,018	811	26
Expenses
Marketing, promotion, rewards and cardmember services	376	287	31
Salaries and employee benefits and other operating expenses	441	453	(3)
Total	817	740	10
Pretax segment income	201	71	#
Income tax provision (benefit)	41	(7)	#
Segment income	$160	$78	#

# - Denotes variance of more than 100%.

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,		Percentage
	2010	2009	Inc/(Dec)

Card billed business	$25.5	$22.7	12%
Total cards-in-force (millions)	15.0	15.5	(3)%
Basic cards-in-force (millions)	10.4	10.8	(4)%
Average basic cardmember spending (dollars)	$2,449	$2,083	18%

International Consumer Travel:
Travel sales (millions)	$262	$231	13%
Travel commissions and fees/sales	8.0%	8.7%

Total segment assets	$20.0	$19.2	4%
Segment capital (millions) (A)	$2,022	$2,215	(9)%
Return on average segment capital (B)	23.6%	9.8%
Return on average tangible segment capital (B)	31.8%	13.0%

Cardmember receivables:
Total receivables	$5.6	$5.4	4%
90 days past billing as a % of total	1.0%	3.0%
Net loss ratio (as a % of charge volume)	0.15%	0.36%

Cardmember loans:
Total loans	$8.3	$8.9	(7)%
30 days past due loans as a % of total	3.0%	4.0%
Average loans	$8.3	$8.7	(5)%
Net write-off rate	4.9%	7.5%
Net interest income divided by average loans (C) (D)	11.7%	12.7%
Net interest yield on cardmember loans (C)	11.4%	12.5%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(D) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Revenues
Discount revenue, net card fees and other	$865	$882	$944	$878	$838
Interest income	342	363	384	384	376
Interest expense	99	106	113	105	101
Net interest income	243	257	271	279	275
Total revenues net of interest expense	1,108	1,139	1,215	1,157	1,113
Provisions for losses	90	158	324	250	302
Total revenues net of interest expense after provisions for losses	1,018	981	891	907	811
Expenses
Marketing, promotion, rewards and cardmember services	376	350	374	302	287
Salaries and employee benefits and other operating expenses	441	447	477	469	453
Total	817	797	851	771	740
Pretax segment income	201	184	40	136	71
Income tax provision (benefit)	41	33	(29)	3	(7)
Segment income	$160	$151	$69	$133	$78

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Card billed business	$25.5	$24.4	$27.5	$24.2	$22.7
Total cards-in-force (millions)	15.0	15.0	15.0	15.2	15.5
Basic cards-in-force (millions)	10.4	10.4	10.5	10.6	10.8
Average basic cardmember spending (dollars)	$2,449	$2,340	$2,618	$2,273	$2,083

International Consumer Travel:
Travel sales	$0.3	$0.3	$0.3	$0.3	$0.2
Travel commissions and fees/sales	8.0%	7.3%	9.0%	8.5%	8.7%

Total segment assets	$20.0	$19.9	$20.4	$19.3	$19.2
Segment capital (A)	$2.0	$2.1	$2.3	$2.3	$2.2
Return on average segment capital (B)	23.6%	19.7%	15.1%	13.2%	9.8%
Return on average tangible segment capital (B)	31.8%	26.5%	20.1%	17.6%	13.0%

Cardmember receivables:
Total receivables	$5.6	$5.5	$5.9	$5.6	$5.4
90 days past billing as a % of total (C)	1.0%	1.1%	2.1%	2.5%	3.0%
Net loss ratio (as a % of charge volume) (C) (D)	0.15%	0.53%	0.37%	0.37%	0.36%

Cardmember loans:
Total loans	$8.3	$8.4	$9.2	$8.8	$8.9
30 days past due loans as a % of total	3.0%	3.3%	3.3%	3.7%	4.0%
Average loans	$8.3	$8.8	$9.0	$8.9	$8.7
Net write-off rate	4.9%	5.5%	6.1%	7.1%	7.5%
Net interest income divided by average loans (E) (F)	11.7%	11.8%	11.9%	12.4%	12.7%
Net interest yield on cardmember loans (C)	11.4%	11.7%	11.7%	12.4%	12.5%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for International Card Services for the first quarter of 2010 would have been 0.17%.

(D) Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been restated for this change as it was deemed immaterial.

(E) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(F) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,		Percentage
	2010	2009	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,138	$1,039	10%
Interest income	2	2	—
Interest expense	56	43	30
Net interest expense	(54)	(41)	32
Total revenues net of interest expense	1,084	998	9
Provisions for losses	28	53	(47)
Total revenues net of interest expense after provisions for losses	1,056	945	12
Expenses
Marketing, promotion, rewards and cardmember services	107	74	45
Salaries and employee benefits and other operating expenses	709	777	(9)
Total	816	851	(4)
Pretax segment income	240	94	#
Income tax provision	123	27	#
Segment income	$117	$67	75

# - Denotes variance of more than 100%.

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,		Percentage
	2010	2009	Inc/(Dec)

Card billed business	$32.9	$27.2	21%
Total cards-in-force (millions)	7.0	7.2	(3)%
Basic cards-in-force (millions)	7.0	7.2	(3)%
Average basic cardmember spending (dollars)	$4,712	$3,746	26%

Global Corporate Travel:
Travel sales	$4.6	$3.6	28%
Travel commissions and fees/sales	7.6%	9.1%

Total segment assets	$23.5	$21.1	11%
Segment capital (millions) (A)	$3,509	$3,553	(1)%
Return on average segment capital (B)	11.5%	7.0%
Return on average tangible segment capital (B)	25.0%	15.1%

Cardmember receivables:
Total receivables	$11.5	$9.9	16%
90 days past billing as a % of total	1.0%	1.9%
Net loss ratio (as a % of charge volume)	0.06%	0.22%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Revenues
Discount revenue, net card fees and other	$1,138	$1,069	$1,120	$1,017	$1,039
Interest income	2	1	1	1	2
Interest expense	56	48	49	43	43
Net interest expense	(54)	(47)	(48)	(42)	(41)
Total revenues net of interest expense	1,084	1,022	1,072	975	998
Provisions for losses	28	78	37	40	53
Total revenues net of interest expense after provisions for losses	1,056	944	1,035	935	945
Expenses
Marketing, promotion, rewards and cardmember services	107	113	98	81	74
Salaries and employee benefits and other operating expenses	709	695	796	706	777
Total	816	808	894	787	851
Pretax segment income	240	136	141	148	94
Income tax provision	123	44	41	46	27
Segment income	$117	$92	$100	$102	$67

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Card billed business	$32.9	$30.8	$31.0	$27.9	$27.2
Total cards-in-force (millions)	7.0	7.0	7.1	7.1	7.2
Basic cards-in-force (millions)	7.0	7.0	7.1	7.1	7.2
Average basic cardmember spending (dollars)	$4,712	$4,400	$4,357	$3,907	$3,746

Global Corporate Travel:
Travel sales	$4.6	$4.1	$4.1	$3.5	$3.6
Travel commissions and fees/sales	7.6%	7.4%	8.8%	8.8%	9.1%

Total segment assets	$23.5	$23.5	$22.9	$22.7	$21.1
Segment capital (A)	$3.5	$3.4	$3.7	$3.7	$3.6
Return on average segment capital (B)	11.5%	10.1%	9.7%	6.6%	7.0%
Return on average tangible segment capital (B)	25.0%	21.9%	20.8%	14.2%	15.1%

Cardmember receivables:
Total receivables	$11.5	$11.4	$9.8	$10.4	$9.9
90 days past billing as a % of total (C)	1.0%	0.8%	1.4%	1.5%	1.9%
Net loss ratio (as a % of charge volume) (C) (D)	0.06%	0.28%	0.14%	0.23%	0.22%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C)  Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for Global Commercial Services for the first quarter of 2010 would have been 0.11%.

(D)  Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been restated for this change as it was deemed immaterial.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,		Percentage
	2010	2009	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,021	$872	17%
Interest income	1	—	—
Interest expense	(46)	(44)	5
Net interest income	47	44	7
Total revenues net of interest expense	1,068	916	17
Provisions for losses	12	33	(64)
Total revenues net of interest expense after provision for losses	1,056	883	20
Expenses
Marketing and promotion	209	94	#
Salaries and employee benefits and other operating expenses	430	423	2
Total	639	517	24
Pretax segment income	417	366	14
Income tax provision	148	127	17
Segment income	$269	$239	13

# - Denotes variance of more than 100%.

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,		Percentage
	2010	2009	Inc/(Dec)

Global Card billed business (A)	$175.3	$151.4	16%

Global Network & Merchant Services:
Total segment assets	$11.9	$10.3	16%
Segment capital (millions) (B)	$1,762	$1,488	18%
Return on average segment capital (C)	65.2%	76.7%
Return on average tangible segment capital (C)	66.8%	78.8%

Global Network Services:
Card billed business	$21.6	$17.0	27%
Total cards-in-force (millions)	27.3	25.6	7%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Revenues
Discount revenue, fees and other	$1,021	$949	$986	$937	$872
Interest income	1	1	1	—	—
Interest expense	(46)	(47)	(44)	(39)	(44)
Net interest income	47	48	45	39	44
Total revenues net of interest expense	1,068	997	1,031	976	916
Provisions for losses	12	21	34	33	33
Total revenues net of interest expense after provisions for losses	1,056	976	997	943	883
Expenses
Marketing and promotion	209	166	206	157	94
Salaries and employee benefits and other operating expenses	430	395	469	415	423
Total	639	561	675	572	517
Pretax segment income	417	415	322	371	366
Income tax provision	148	148	122	123	127
Segment income	$269	$267	$200	$248	$239

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Global Card billed business (A)	$175.3	$161.0	$172.6	$156.6	$151.4

Global Network & Merchant Services:
Total segment assets	$11.9	$10.8	$11.1	$10.4	$10.3
Segment capital (B)	$1.8	$1.4	$1.4	$1.5	$1.5
Return on average segment capital (C)	65.2%	65.8%	65.7%	71.0%	76.7%
Return on average tangible segment capital (C)	66.8%	67.4%	67.4%	72.8%	78.8%

Global Network Services:
Card billed business	$21.6	$20.1	$21.4	$18.6	$17.0
Total cards-in-force (millions)	27.3	26.5	26.3	26.3	25.6

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)

	For the Twelve Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

ROE

Net income	$3,258	$2,578	$2,130	$1,654	$1,829
Average shareholders’ equity	$13,863	$14,290	$14,570	$14,151	$13,892
Return on average equity (A)	23.5%	18.0%	14.6%	11.7%	13.2%

Reconciliation of ROCE and ROTCE

Net income	$3,258	$2,578	$2,130	$1,654	$1,829
Preferred shares dividends and related accretion	—	234	306	306	306
Earnings allocated to participating share awards and other	42	30	22	14	11
Net income attributable to common shareholders	$3,216	$2,314	$1,802	$1,334	$1,512

Average shareholders’ equity	$13,863	$14,290	$14,570	$14,151	$13,892
Average preferred shares	—	782	1,303	1,303	1,303
Average common shareholders’ equity	$13,863	$13,508	$13,267	$12,848	$12,589
Average goodwill and other intangibles	3,157	3,081	3,009	2,944	2,886
Average tangible common shareholders’ equity	$10,706	$10,427	$10,258	$9,904	$9,703
Return on average common equity (A)	23.2%	17.1%	13.6%	10.4%	12.0%
Return on average tangible common equity (B)	30.0%	22.2%	17.6%	13.5%	15.6%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders’ equity, respectively.

(B) Return on average tangible common equity is computed in the same manner as return on average common equity except the computation of average tangible common shareholders’ equity excludes average goodwill and other intangibles.  The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II (A)

(Millions)

	For the Twelve Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

U.S. Card Services
Segment income	$1,521	$846	$411	$124	$223
Average segment capital	$5,664	$5,367	$5,145	$4,835	$4,597
Average goodwill and other intangibles	447	440	432	383	338
Average tangible segment capital	$5,217	$4,927	$4,713	$4,452	$4,259
Return on average segment capital (B)	26.9%	15.8%	8.0%	2.6%	4.9%
Return on average tangible segment capital (B)	29.2%	17.2%	8.7%	2.8%	5.2%

International Card Services
Segment income	$513	$431	$332	$296	$219
Average segment capital	$2,174	$2,183	$2,205	$2,234	$2,233
Average goodwill and other intangibles	561	554	551	551	546
Average tangible segment capital	$1,613	$1,629	$1,654	$1,683	$1,687
Return on average segment capital (B)	23.6%	19.7%	15.1%	13.2%	9.8%
Return on average tangible segment capital (B)	31.8%	26.5%	20.1%	17.6%	13.0%

Global Commercial Services
Segment income	$411	$361	$350	$236	$250
Average segment capital	$3,571	$3,581	$3,623	$3,603	$3,587
Average goodwill and other intangibles	1,930	1,936	1,937	1,938	1,933
Average tangible segment capital	$1,641	$1,645	$1,686	$1,665	$1,654
Return on average segment capital (B)	11.5%	10.1%	9.7%	6.6%	7.0%
Return on average tangible segment capital (B)	25.0%	21.9%	20.8%	14.2%	15.1%

Global Network & Merchant Services
Segment income	$984	$954	$937	$980	$1,005
Average segment capital	$1,510	$1,449	$1,426	$1,381	$1,310
Average goodwill and other intangibles	36	34	36	35	35
Average tangible segment capital	$1,474	$1,415	$1,390	$1,346	$1,275
Return on average segment capital (B)	65.2%	65.8%	65.7%	71.0%	76.7%
Return on average tangible segment capital (B)	66.8%	67.4%	67.4%	72.8%	78.8%

(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates interest expense and capital to its reportable operating segments. The change reflects modifications in allocation methodology that the Company believes more accurately reflect funding and capital characteristics of its segments. The segment results, and accordingly, ROSC and ROTSC for periods prior to the first quarter of 2010 have been restated for this change.

(B) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital is computed in the same manner as return on average segment capital except the computation of average tangible segment capital excludes average goodwill and other intangibles.  The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Net Interest Yield on Cardmember Loans
Appendix III (A)

(millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Calculation based on 2010 and 2009 GAAP information (B):
Net interest income	$1,188	$1,307	$710	$754	$741
Average loans (billions)	$57.5	$59.3	$31.8	$32.3	$35.2
Adjusted net interest income (C)	$1,379	$1,498	$807	$837	$855
Adjusted average loans (billions) (D)	$57.4	$59.2	$31.9	$32.4	$35.4
Net interest income divided by average loans	8.3%	8.9%	8.9%	9.3%	8.4%
Net interest yield on cardmember loans (E)	9.6%	10.3%	10.0%	10.2%	9.7%

Calculation based on 2010 and 2009 managed information (F):
Net interest income (G)	$1,188	$1,307	$1,381	$1,410	$1,464
Average loans (billions)	$57.5	$59.3	$60.9	$61.8	$63.9
Adjusted net interest income (C)	$1,379	$1,498	$1,577	$1,594	$1,617
Adjusted average loans (billions) (D)	$57.4	$59.2	$61.0	$62.0	$64.0
Net interest yield on cardmember loans (E)	9.6%	10.3%	10.3%	10.2%	10.1%

(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates interest expense and capital to its reportable operating segments.  The change reflects modifications in allocation methodology that the Company believes to more accurately reflect the funding and capital characteristics of its segments. The change to interest allocation impacted the consolidated net interest yield on cardmember loans.  Accordingly, the net interest yields for periods prior to the first quarter of 2010 have been restated for this change.

(B) For periods ended on or prior to December 31, 2009, the Company’s cardmember loans and related debt performance information on a GAAP basis was referred to as the “owned” basis presentation. The information presented on a GAAP basis for such periods includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 20 for a discussion of GAAP basis information.

(C) Represents net interest income allocated to the Company’s cardmember loans portfolio on a GAAP or managed basis, as applicable, in each case excluding the impact of card fees on loans and balance transfer fees attributable to the Company’s cardmember loans.

(D) Represents average cardmember loans on a GAAP or managed portfolio basis, as applicable, in each case excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(E) Net interest yield on cardmember loans is a non-GAAP financial measure that represents the net spread earned on cardmember loans.  Net interest yield on cardmember loans is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.

(F) For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans. The adoption of new GAAP on January 1, 2010 resulted in accounting for both the Company’s securitized and non-securitized cardmember loans in the consolidated financial statements. As a result, the Company’s 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable.  Refer to page 20 for a discussion of managed basis information.

(G) For periods ended on or prior to December 31, 2009, the information presented includes the adjustments to the GAAP “owned” basis presentation for such periods attributable to securitization activity for interest income and interest expense to arrive at the non-GAAP “managed” basis information, which adjustments are set forth under the U.S. Card Services managed basis presentation on page 23.

(Preliminary)

U. S. Card Services and International Card Services
Net Interest Yield on Cardmember Loans
Appendix IV (A)

(millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

USCS - Calculation based on 2010 and 2009 GAAP information (B):
Net interest income	$1,111	$1,221	$621	$649	$612
Average loans (billions)	$49.1	$50.5	$22.7	$23.4	$26.5
Adjusted net interest income (C)	$1,145	$1,246	$537	$558	$581
Adjusted average loans (billions) (D)	$49.2	$50.5	$22.8	$23.5	$26.6
Net interest income divided by average loans	9.1%	9.8%	10.9%	11.0%	9.3%
Net interest yield on cardmember loans (E)	9.3%	10.0%	9.4%	9.4%	8.8%

USCS - Calculation based on 2010 and 2009 managed information (F):
Net interest income (G)	$1,111	$1,221	$1,292	$1,305	$1,335
Average loans (billions)	$49.1	$50.5	$51.8	$52.9	$55.1
Adjusted net interest income (C)	$1,145	$1,246	$1,308	$1,315	$1,343
Adjusted average loans (billions) (D)	$49.2	$50.5	$51.9	$53.0	$55.2
Net interest yield on cardmember loans (E)	9.3%	10.0%	10.0%	9.8%	9.7%

ICS:
Net interest income	$243	$257	$271	$279	$275
Average loans (billions)	$8.3	$8.8	$9.0	$8.9	$8.7
Adjusted net interest income (C)	$234	$253	$269	$279	$274
Adjusted average loans (billions) (D)	$8.2	$8.8	$9.1	$8.9	$8.8
Net interest income divided by average loans	11.7%	11.8%	11.9%	12.4%	12.7%
Net interest yield on cardmember loans (E)	11.4%	11.7%	11.7%	12.4%	12.5%

(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates capital and related interest expense to its reportable operating segments to more accurately reflect the funding and capital characteristics of its segments. The change to interest allocation impacted the consolidated net interest yield on cardmember loans.  Accordingly, the net interest yields for periods prior to the first quarter of 2010 have been restated for this change.

(B) For periods ended on or prior to December 31, 2009, the Company’s cardmember loans and related debt performance information on a GAAP basis was referred to as the “owned” basis presentation. The information presented on a GAAP basis for such periods includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 20 for a discussion of GAAP basis information.

(C) Represents net interest income allocated to the Company’s cardmember loans portfolio on a GAAP or managed basis, as applicable, in each case excluding the impact of card fees on loans and balance transfer fees attributable to the Company’s cardmember loans.

(D) Represents average cardmember loans on a GAAP or managed portfolio basis, as applicable, in each case excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(E) Net interest yield on cardmember loans is a non-GAAP financial measure that represents the net spread earned on cardmember loans.  Net interest yield on cardmember loans is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.

(F) For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans. The adoption of new GAAP on January 1, 2010 resulted in accounting for both the Company’s securitized and non-securitized cardmember loans in the consolidated financial statements. As a result, the Company’s 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable.  Refer to page 20 for a discussion of managed basis information.

(G) For periods ended on or prior to December 31, 2009, the information presented includes the adjustments to the GAAP “owned” basis presentation for such periods attributable to securitization activity for interest income and interest expense to arrive at the non-GAAP “managed” basis information, which adjustments are set forth under the U.S. Card Services managed basis presentation on page 23.